Exhibit 10.77

AMENDMENT TO

MEMBERSHIP INTEREST PURCHASE AGREEMENT

This Amendment dated as of September 15, 2022 (“Amendment”) amends the Membership Interest Purchase Agreement (this “Agreement”), dated as of January 11, 2022 (the “Effective Date”), is by and among La Rosa Holdings Corp., a Nevada corporation (the “Buyer”), and Thomas R. Stewart (the “Seller”), and La Rosa Realty North Florida, LLC, a Florida limited liability company, located at 9250 Baymeadows Rd. Ste 230, Jacksonville FL 32256 (the “Company,” and together with the Buyer and Seller, the “Parties,” and individually, the “Parties”).”

The Parties hereby agree to amend the Agreement as follows:

1.       Schedule A of the Agreement shall be deleted in its entirety and replaced with the following:

SCHEDULE A

Buyer:	La Rosa Holdings Corp.
Company:	La Rosa Realty North Florida, LLC
Seller:	Thomas R. Stewart
Percentage of Seller’s Membership Interest in the Company being sold to the Buyer:	100%
Aggregate Purchase Price:	$914,053.50
Cash:	$300,000.00
Common Stock (1):	Shares valued at $614,053.50*

(1)	The number of shares issued will be the dollar amount of the Common Stock divided by the final sales price of the Company’s common stock in its underwritten public offering.

*	See Addendum A for table of stock issuance to multiple parties totaling stock value of $68,561.19, with balance of Aggregate Purchase Price (less $300,000 cash payment), issued to Seller.

2.       Except as otherwise stated herein, the Agreement shall continue in full force and effect.

3.       The Parties further agree that the requirement that Mr. Stewart distribute, within ten (10) business days after the Shares he receives become unrestricted, the number of Shares to the persons set forth on Addendum A to the Supplement Agreement by and between La Rosa Holdings Corp. and Mr. Stewart dated January 11, 2022, is now terminated, cancelled and rendered null and void, and the Buyer hereby agrees to issue such restricted shares to said Recipients, without payment therefor, on a date that is not more than twenty (20) business days after the closing date of the Buyer’s intial public offering. Except as set forth in this Section 3, all other terms and conditions of the Supplement Agreement shall remain in full force and effect.

4.       All matters relating to this Amendment shall be governed by and construed in accordance with the internal laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction).

5.       This Amendment and the schedules and exhibits to be delivered hereunder constitute the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter hereof.

6.       This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Amendment delivered by facsimile, e-mail, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

[SIGNATURES APPEAR ON THE NEXT PAGE.]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date set forth above by their respective representatives thereunto duly authorized.

Buyer:	LA ROSA HOLDINGS CORP.
	By:	/s/ Joseph La Rosa
	Name:	Joseph La Rosa
	Title:	Chief Executive Officer

Company:	La Rosa Realty North Florida, LLC, a Florida limited liability company
	By:	/s/ Thomas R. Stewart
	Name:	Thomas R. Stewart
	Title:	Sole Member / Authorized Representative

Seller:	By:	/s/ Thomas R. Stewart
	Name:	Thomas R. Stewart
	Address:	9250 Baymeadows Rd. Ste 230, Jacksonville FL 32256

Mail to: 2200 NE 33rd Ave., No. 2G, Ft. Lauderdale FL 33305

La Rosa Holdings Corp.

January     , 2022

Addendum A

First Name	Last Name	$ value
Santosh	Doma	$3375.00
Johonny Alberto	Sarantedelarosa	$3350.00
Claudia Stacey	Sparks	$2655.00
Jhonathan J	Hernandez LLC	$2293.00
Joseph Thomas	Larsen Jr	$2256.00
Rolando	Ortiz	$1785.26
Yanira	Figueroa	$1720.57
Sai	Katragadda	$1707.98
Tonya	Sciandra	$1599.11
Theresa C	Robertson	$1450.59
Rosy	Guzman	$1376.33
Mark	Fader	$1290.11
Marc	Cameron	$1265.57
Vijay	Domakunitla	$1188.16
Galeann	Montague	$20000.00
Sanjeev	Tegulla	$968.53
Mariquita	Labitan	$916.92
Melissa	Dills	$857.14
Heather	OKeefe	$855.88
Jessica	Vazquez	$818.12
Kelley	Nelmapius	$795.21
Patricia	Campbell	$795.00
Subba	Tama	$765.26
Maria Concepcion	Martinez De Leon	$754.56
JennaRae	Athan	$703.21
Mindy	Starkey	$681.43
Connie	Schattenberg	$665.70
Thomas	Stewart	$655.13
Jaclyn	Cupolo	$632.47
Maria	Adorno	$611.07
Angela	Dean	$605.41

La Rosa Holdings Corp.

January     , 2022

First Name	Last Name	$ value
Trachele	Shields	$599.12
James	Love II	$588.17
Tori	Eubanks	$585.00
Carrie	Herberger	$560.10
David	Mayes	$447.45
Gary	Smith	$446.82
Upender	Ratnam	$410.95
Richard	Job	$368.78
Nikenya	Flowers	$344.24
Christopher	Lynn	$307.11
Julia T	Samms	$307.11
Lisa Liden	Ferguson	$300.82
Nikos	Westmoreland	$300.82
Sandeep	Obulareddy	$300.19
Debra	Williams	$257.39
Pradip	Shah	$237.25
Nikia	Johnson	$207.68
Vivian	Orts-Hernandez	$207.68
Cebron	Webb	$201.38
Amardeep	Singh	$188.80
Donna	Turner	$188.80
Michael	Myers	$188.17
Armando	Bracamonte	$176.21
Stephen	Settle	$175.58
Michael J	Starzacher	$169.92
Camille	Boghos	$168.03
Jennifer	Gubat	$162.99
Naveen	Modali	$156.07
Brandieann	Zweifel Gainey	$151.04
Patrick	Mency	$150.41
Idelsy	Hernandez-Corona	$138.45
Jeffrey	Borromeo	$106.36
Reddisekhara	Singala	$68.60

La Rosa Holdings Corp.

January     , 2022

First Name	Last Name	$ value
Kathryn	Fairchild	$0.00
Samantha	Ledyard	$0.00
Yellapa	Reddy	$0.00
Dairys	Rodriguez	$0.00
Lauren	Stark	$0.00
Suneetha	Nanda	$0.00
Yaima	Tarrios	$0.00
Anantha	Sethuraman	$0.00
Sahithi	Mamidala	$0.00
		$68561.19